UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Definitive Proxy Statement

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Soliciting Material Pursuant to § 240.14a-12

CITIZENS BANCORP OF VIRGINIA, INC.

(Name of Registrant as Specified In Its Charter)

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CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia  23824

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Citizens Bancorp of Virginia, Inc. (the “Company”) to be held on May 17, 2006 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia.

At the Annual Meeting, you will be asked to elect 10 directors for terms of one year each.  You also will be asked to ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as the Company’s independent public accountants for 2006.  Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ Joseph D. Borgerding

Joseph D. Borgerding

President and

Chief Executive Officer

Blackstone, Virginia

April 17, 2006

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia  23824

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Citizens Bancorp of Virginia, Inc. (the “Company”) will be held on May 17, 2006 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia, for the following purposes:

1.

To elect 10 directors to serve for terms of one year each expiring at the 2007 annual meeting of shareholders;

2.

To ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books and accounts of the Company for fiscal year 2006; and

3.

To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on April 3, 2006, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ Joseph D. Borgerding

Joseph D. Borgerding

President and

Chief Executive Officer

April 17, 2006

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia  23824

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, par value $0.50 per share (“Common Stock”), of Citizens Bancorp of Virginia, Inc. (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 17, 2006 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 17, 2006 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mails, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On April 3, 2006, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 2,440,750 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

Ten directors will be elected at the Annual Meeting.  The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting. Joseph D. Borgerding is standing for election for the first time.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 10 nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Citizens Bank and Trust Company (the “Bank”), the predecessor to and now wholly-owned subsidiary of the Company.  Unless otherwise specified, each nominee has held his or her current position for at least five years.

Nominees for Election for Terms Expiring in 2007

Irving J. Arnold, 74, has been a director since 1977.

Mr. Arnold serves as the Commissioner of Revenue of Nottoway County, Virginia and is a farmer and owner of West Creek Farms.  Mr. Arnold is active in local community organizations including the Crewe-Burkeville Chamber of Commerce, Burkeville Ruritan Club, and Southside Virginia Shriners’ Club.

Joseph D. Borgerding, 48, has been a director since September 2005.

Mr. Borgerding was elected as President and Chief Executive Officer of the Company and the Bank on September 27, 2005.  Prior to his promotion, Mr. Borgerding was Vice President and Acting Chief Executive Officer of the Bank.  From March 2003 until October 2004, he served as Vice President/Senior Loan Officer of the Bank.  Prior to joining the Bank in 2003, Mr. Borgerding was employed by BB&T of Virginia and its predecessors, Central Fidelity National Bank, Wachovia Bank, National Association and F&M Bank in Nottoway and Lunenburg Counties from 1986 until 2003, and served as City Executive for the area encompassing Blackstone and Kenbridge, Virginia.  He is a member of the Blackstone Revitalization

Management Team, former Director of the Blackstone Recreation Association, former Director of the Blackstone Chamber of Commerce, and former President of the Lunenburg Rotary Club.

William D. Coleburn, 37, has been a director since 2004.

Mr. Coleburn is Editor of the Courier-Record in Blackstone, Virginia and is a past President of the Blackstone Chamber of Commerce.  Mr. Coleburn currently serves as a board member of the Blackstone Recreation Association.

Joseph M. H. Irby, 71, is Chairman of the Company and has been a director since 1968.

Mr. Irby is President of Irby Insurance Agency Inc., located in Blackstone, Virginia, and a director and secretary of Mary Helen Coal Corp.

Roy C. Jenkins, Jr., 62, has been a director since 1982.

Mr. Jenkins is President of Roy C. Jenkins, Inc., an oil distributor, headquartered in Burkeville, Virginia.

Joseph F. Morrissette, 64, has been a director since 2002.

Mr. Morrissette is the Mayor of the Town of Burkeville, Virginia and a retired Vice President of the Federal Reserve Bank of Richmond, Virginia. Mr. Morrissette currently serves on the Southside Virginia Community College Board and is a member of the Burkeville Ruritan Club.

E. Walter Newman, Jr., 42, has been a director since May 2004.

Mr. Newman is Vice President and General Manager of Newman Tire Company in Farmville, Virginia and is a Magistrate for Virginia’s 10th Judicial District.

Jo Anne Scott Webb, 53, has been a director since 1990.

Mrs. Webb is President of Scott Pallets Inc., a wood pallet company, and Scott Transport, Inc., a transportation company, headquartered in Amelia, Virginia.

Samuel H. West, 62, has been a director since 1994.

Mr. West is a certified public accountant and retired in 1998 from West, Crawley & Winn, the accounting firm he founded in Chester in 1974.  Mr. West serves as the “financial expert” of the Company’s Audit Committee.  He was a founding member and former treasurer of the Chester Business Association and currently serves on the Board and as treasurer of the Eppington Foundation.  Mr. West formerly served on the Board of Directors of Pioneer Federal Savings & Loan Association.

Jerome A. Wilson, III, 49, has been a director since 1988.

Mr. Wilson is currently a private investor.  He served as Executive Vice President of the Bank from 1994 to 2003.  Mr. Wilson serves as a member of Nottoway County Industrial Development Authority and formerly served on the Board of Directors of the Community Bankers Bank.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

Ronald E. Baron, 49, currently serves as Senior Vice President and Chief Financial Officer of the Company and the Bank.  From 1997 until joining the bank in May 2005, he served as Senior Vice President and Treasurer at the Benjamin Franklin Bancorp, Inc., in Franklin, Massachusetts.  Prior to 1997, he served in financial management positions at Bay Loan and Investment Bank and Bank of New England-Old Colony, N.A., and as a Credit Officer for the Federal Deposit Insurance Corporation.

C. B. Cordle, Jr., 57, currently serves as Secretary of the Company and as Vice President/Cashier of the Bank.  From May 1986 to May 1996, he served as Assistant Vice President and Cashier of the Bank.

Rhonda W. Kincer, 51, currently serves as Vice President/Marketing Manager and Branch Operations of the Bank.  From June 2004 to September 2005, she served as Vice President/Branch Administration, from May 2003 to June 2004, she served as Assistant Vice President and, from April 1997 to April 2003, she served as Assistant Cashier.

Tamra M. Reekes, 41, currently serves as Assistant Vice President/Corporate Governance/BSA Coordinator of the Bank.  From November 2002 to April 2003, she served as Assistant Cashier/Human Resources Assistant and, from April 1997 to October 2002, she served as Assistant Cashier/Assistant to the Executive Vice President of the Bank.

Eric Roberts, 35, currently serves as Senior Vice President/Credit and Branch Administration of the Bank.  From February 2003 to September 2005, he served as Vice President/Credit Administration.  From July 2000 to January 2003, he served as Commercial Banker of First Citizens Bank, South Hill, Virginia.  From September 1996 to July 2000, he served as Business Banker of Wachovia Bank, South Boston, Virginia and Branch Manager of Wachovia Bank, Durham, North Carolina.

Lynn K. Shekleton, 50, currently serves as Senior Vice President/Human Resources of the Bank.  From November 2002 to September 2005, she served as Vice President/Human Resources.  From May 2001 to October 2002, she served as Vice President of the Company and, from May 1994 to April 2001, she served as Assistant Vice President of the Company.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of December 31, 2005, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors (all of whom are also nominees), by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name

Number of Shares

Percent of Class (%)

Irving J. Arnold(1)

   5,233

*

Joseph D. Borgerding

500

*

William D. Coleburn

558

*

William E. Doyle, Jr.

300

*

Joseph M. H. Irby(2)

30,025

1.23%

Roy C. Jenkins, Jr.

37,700

1.54%

Joseph F. Morrissette(3)

8,000

*

E. Walter Newman

500

*

Jo Anne Scott Webb(4)

92,245

3.78%

Samuel H. West(5)

65,375

2.68%

Jerome A. Wilson, III(6)

76,200

3.12%

Directors and executive officers

   as a group (16 persons)

320,427

13.14%

*

Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)

Amount disclosed includes 3,890 shares of Common Stock held individually and 1,343 shares of Common Stock held by his spouse.

(2)

Amount disclosed includes 28,275 shares of Common Stock held individually and 1,750 shares of Common Stock held by his spouse.

(3)

Amount disclosed includes 5,750 shares of Common Stock held by Mr. Morrissette’s mother for whom Mr. Morrissette holds a power-of-attorney to vote such shares of Common Stock.

(4)

Amount disclosed includes 5,200 shares of Common Stock held individually, 2,500 shares of Common Stock held jointly with her spouse, 25,805 shares of Common Stock held by Mrs. Webb’s mother for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock, and 58,740 shares of Common Stock held by Mrs. Webb’s father for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock.

(5)

Amount disclosed includes 6,375 shares of Common Stock held individually and 59,000 shares of Common Stock held by his spouse.

(6)

Amount disclosed includes 71,400 shares of Common Stock held individually, 1,000 shares of Common Stock held as custodian for relatives, 2,400 shares of Common Stock for which Mr. Wilson holds a power-of-attorney to vote such shares, and 1,400 shares of Common Stock for which Mr. Wilson holds as co-trustee of a trust.

Security Ownership of Certain Beneficial Owners

As of December 31, 2005, there are no persons known to the Company that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2005, all filing requirements applicable to its officers and directors were complied with.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following nine individuals of its 10 current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): Mrs. Webb and Messrs. Arnold, Coleburn, Irby, Jenkins, Morrissette, Newman, West, and Wilson.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiary, and a Code of Ethics applicable to the Company’s chief executive officer, chief financial officer and other principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  A copy of the Code will be provided, without charge, to any shareholder upon written request to the President of the Company, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

Board and Committee Meeting Attendance

There were 15 meetings of the Board of Directors in 2005.  Each incumbent director attended greater than 90% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2005.

Committees of the Board

Audit Committee

The members of the Audit Committee are Mrs. Webb and Messrs. Arnold, Jenkins, Morrissette, Newman and West.  The Board in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. West qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function.  The Board of Directors has adopted a written charter for the Audit Committee.  A copy of the charter will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

The Audit Committee met five times in 2005.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 14 of this Proxy Statement.

Compensation Committee

The members of the Compensation Committee are Mrs. Webb and Messrs. Coleburn, Jenkins, Morrissette, and West.  The Board of Directors in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards.  The Compensation Committee reviews and recommends to the Board levels and methods of officer and employee compensation.  The Compensation Committee met four times in 2005.  For additional information regarding the Compensation Committee, see “Compensation Committee Report on Executive Compensation” on page 8 of this Proxy Statement.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are Mrs. Webb and Messrs. Arnold, Jenkins, and West.  The Corporate Governance and Nominating Committee met once in 2005.  The Board in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards. The Corporate Governance and Nominating Committee nominates the individuals proposed for election as directors in accordance with the Company’s Articles of Incorporation and Bylaws and the Corporate Governance and Nominating Committee Charter, a copy of which is attached as Exhibit A to this Proxy Statement.

In identifying potential nominees, the Committee takes into consideration such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best compliment those that are already represented on the Board.  The Committee also takes into consideration the need for specialized expertise and will consider candidates for Board membership suggested by its members, management, and shareholders.

The Corporate Governance and Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•

The ability of the prospective nominee to represent the interests of the shareholders of the Company;

•

The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•

The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•

The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company in connection with an annual meeting of shareholders if the Company receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Company.  To be timely for the 2007 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2007 Annual Meeting of Shareholders” on page 15 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Article III, Section 15 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

Under the process used for selecting new candidates for the Board of Directors, the President and Chief Executive Officer, the Corporate Governance and Nominating Committee, or other Board members identify the need to add a new Board member with specific qualifications or to fill a vacancy on the Board.  The Chairman of the Corporate Governance and Nominating Committee will initiate a search, working with staff support and seeking input from Board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders.  An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board may be presented to the Corporate Governance and Nominating Committee.  A determination is made as to whether Corporate Governance and Nominating Committee members or Board members have relationships with preferred candidates and can initiate contacts.  The President and Chief Executive Officer and at least one member of the Corporate Governance and Nominating Committee interviews prospective candidates.  The Corporate Governance and Nominating Committee meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval by the full Board of Directors.

Joseph D. Borgerding, who is standing for election for the first time at the Annual Meeting, was recommended by the Corporate Governance and Nominating Committee.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All of the directors attended the 2005 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.  Communications to the non-management directors as a group may be sent to the same address, c/o Tamra M. Reekes, Corporate Governance.  The Company promptly forwards all such correspondence to the indicated directors.

Director Compensation

As compensation for his or her service to the Company, each outside member of the Board of Directors receives an annual retainer of $2,400 and a fee of $500 for each meeting of the Board of Directors attended and $200 for each committee meeting attended.  Board members who are also officers do not receive fees for serving on the Board or its committees.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

The Compensation Committee (the “Committee”), which is composed of non-employee Directors of the Company, recommends to the Board of Directors the annual salary levels and any bonuses to be paid to the Company’s executive officers.  The Committee also makes recommendations to the Board regarding other compensation related matters.

General

The primary objective of the Company’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote its growth and profitability, and advance the interest of the Company’s shareholders.  As such, the compensation program is designed to provide levels of compensation reflective of both the individual’s and the organization’s goals and objectives, both financial and non-financial, and to help build value for the Company’s shareholders.  Based on its evaluation of these factors, the Committee believes the executive officers are dedicated to achieving significant improvements in long-term financial performance and the compensation plans the Committee has implemented and administered have contributed to achieving this management focus.

The principal elements of the Company’s compensation program include base annual salary and short-term incentive compensation in the form of a cash bonus.

Executive Officers

In considering compensation for the executive officers, the Committee relies upon the Virginia Bankers Association’s Salary Survey of Virginia Banks (the “VBA Survey”) and an evaluation of the officers’ level of responsibility and performance.  The Committee believes the VBA Survey is a relevant and appropriate indicator of compensation paid by the Company’s competitors.  The Committee also receives an evaluation by the Chief Executive Officer of the performance of the executive officers (other than the Chief Executive Officer) during the year.  Changes occurring at the Company and the Bank presented additional opportunities for executive officers to take on additional roles.  Therefore, the Committee made decisions on compensation that factored in these added responsibilities.  Salaries for 2005 were set after considering this information, with particular focus on median compensation paid for the same positions at similarly sized banking companies.

The Committee also reviews each executive officer’s performance and responsibility to assess the payment of short-term incentive compensation.  The Committee uses the VBA Survey and considers the performance of the Company relative to its peer group, taking into consideration profit growth, asset growth, return on equity, and return on assets.  In addition to these factors, the Committee considered the performance of executive officers who were charged with temporary additional responsibilities outside of the normal expectations of the position, and the manner in which these were successfully accomplished.  Cash bonuses for 2005 were awarded based upon the role of such officers in the Company’s overall performance, and for any special, one-time tasks completed by them.

Chief Executive Officer

The Committee evaluates the performance of the Chief Executive Officer based on the overall financial performance of the Company, achievements in implementing the Company’s long-term strategy, and the personal observations by the Committee members of the Chief Executive Officer’s performance.  Compensation for the Chief Executive Officer is set after considering median compensation reported in the VBA Survey for banks of similar size within Virginia, and SNL Executive Compensation data, in the same manner as for executive officers generally, as described above.

Compensation Committee

Joseph F. Morrissette, Chairman

William D. Coleburn

Roy C. Jenkins, Jr.

Jo Anne Scott Webb

Samuel H. West

December 21, 2005

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company or any of its subsidiaries.  In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Executive Compensation

The following table shows, for the fiscal years ended December 31, 2005, 2004, and 2003, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which he served:

Summary Compensation Table

Annual Compensation
Name and Principal Position Joseph D. Borgerding (1) President and Chief Executive Officer William E. Doyle, Jr. (2) Former President and Chief Executive Officer	Year 2005 2004 2003 2005 2004	Salary ($) 117,822 90,253 60,615 114,000 22,065	Bonus ($) 20,000 5,000 5,000 - -	Other Annual Compensation ($) * * *	All Other Compensation ($)(3) 37,248(4) 9,991 6,545 - -

_________________________

*

All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(1)

Mr. Borgerding was elected President/Chief Executive Officer of the Company on September 27, 2005.

(2)

Mr. Doyle’s employment with the Company began on December 2, 2004 and ended on May 23, 2005.

(3)

The amount reflects payment of taxable life insurance and Supplemental Executive Retirement Plan.

(4)

The amount reflects payment of taxable life insurance, flexible benefit credits paid on behalf of employees, employer 401(k) contributions, and a one-time Supplemental Executive Retirement Plan payout of $26,102.

Stock Options

The Company does not have a stock option plan, and no stock options were granted to, or exercised by, the named executive officers during the fiscal year ended December 31, 2005. The Company does not have any stock options currently outstanding.

Management Continuity Agreements

The Company entered into Management Continuity Agreements (the “Agreements”) with Joseph D. Borgerding on March 28, 2003 and with Ronald E. Baron on May 9, 2005.  The Agreement with Mr. Borgerding automatically renewed on December 31, 2004 for a two-year term and will continue to automatically renew each December 31 thereafter for a rolling two-year term.  The Agreement with Mr. Baron automatically renewed on December 31, 2005 for a two-year term and will continue to automatically renew each December 31 thereafter for a rolling two-year term.

In the event of a Change in Control of the Company (as defined in the Agreements), the Company will continue to employ Mr. Borgerding and Mr. Baron until the third anniversary of the date of such Change in Control.  The Agreements provide for the payment of base salary and an annual bonus following the Change in Control and entitles each to participate in the incentive, savings and retirement plans and welfare benefit plans of the Company.  The Agreements also provide for certain benefits and payments in the event of the termination of employment following a Change in Control.  If employment terminates with “Cause” (as defined in the Agreements) or for “Good Reason” (as defined in the Agreements), or if employment terminates in the 90-day period following the one-year anniversary of the Change in Control, Mr. Borgerding and Mr. Baron are entitled to receive (i) a lump sum payment of base salary, incentive or bonus compensation, bonus and other benefits and awards earned, but not paid, through the date of termination, (ii) a lump sum payment equal to one-half of annual base salary in effect at the date of termination for Mr. Borgerding, and a lump sum payment equal to base salary in effect at the date of termination for Mr. Baron, and (iii) the continuation of employee welfare benefits for 24 months following the date of termination.  The Company will also compensate Mr. Borgerding and Mr. Baron for certain excise taxes that may be imposed on them in connection with such termination of employment.

Transactions with Management

Some of the directors and officers of the Company are at present, as in the past, customers of the Bank, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.  These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.  The balance of loans to directors, executive officers and their associates totaled $492,517 at December 31, 2005, or 1.47% of the Company’s equity capital at that date.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

STOCK PERFORMANCE GRAPH

       The following graph compares the cumulative total return to the shareholders of the Company and its predecessor, the Bank, for the last five years with the total return on the Russell 3000 Index and the SNL $250-$500 Million Bank Index as reported by SNL Financial LC, assuming an investment of $100 in shares of Common Stock on December 31, 2000 and the reinvestment of dividends.

Citizens Bancorp of Virginia, Inc. And Its Predecessor – Citizens Bank & Trust Company

Total Return Performance
CZBT
Russell 3000
SNL Bank Index $250-$500 M
250
225
200
175
150
125
100
75
50
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/30/2004
12/30/2005

 PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2006.  Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over four years.  A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

AUDIT INFORMATION

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2005 and 2004, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $68,155 for 2005 and $65,410 for 2004.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2005 and December 31, 2004 were $29,941 and $31,081, respectively.  During 2005 and 2004, these services included information technology audit; agreed upon procedures engagement for public deposit balances and NACHA attestation; and consultation regarding financial accounting and reporting standards.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2005 and December 31, 2004 were $5,000 and $4,400, respectively.  During 2005 and 2004, these services included preparation of federal and state income tax returns and consultation regarding tax compliance issues.

All Other Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for any other services rendered to the Company for the fiscal years ended December 31, 2005 or December 31, 2004.

Audit Committee Report

The Audit Committee is composed of six directors, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•

the preparation, presentation and integrity of the Company’s consolidated financial statements; and

•

complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•

performing an independent audit of the Company’s consolidated financial statements; and

•

expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee is responsible for:

•

the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•

monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2005 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Yount, Hyde & Barbour, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified and supplemented. The Audit Committee has also received the written disclosures and the letter from Yount, Hyde & Barbour, P.C. relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Yount, Hyde & Barbour, P.C. the firm’s independence from the Company.  Moreover, the Audit

Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and Yount, Hyde & Barbour, P.C. and its review of the representations of management and the report of Yount, Hyde & Barbour, P.C. to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Samuel H. West, Chairman

Irving J. Arnold

Roy C. Jenkins, Jr.

Joseph F. Morrissette

E. Walter Newman

Jo Anne S. Webb

Blackstone, Virginia

March 27, 2006

Pre-Approval Policies and Procedures

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2007 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 126 South Main Street, Blackstone, Virginia 23824, no later than December 18, 2006, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2007 annual meeting of shareholders on May 16, 2007.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the President of the Company not less than 120 days before the first anniversary of the date this meeting notice and proxy statement was first given to shareholders.  Based upon an anticipated date of April 17, 2006 for the mailing of this notice and proxy statement, the Company must receive any notice of nomination or other business no later than December 18, 2006.  Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters.   Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO TAMRA M. REEKES, CORPORATE GOVERNANCE, WHOSE ADDRESS IS CITIZENS BANCORP OF VIRGINIA, INC., 126 SOUTH MAIN STREET, BLACKSTONE, VIRGINIA 23824.  NEITHER ANNUAL REPORT IS PART OF THE PROXY SOLICITATION MATERIALS.

APPENDIX A

Corporate Governance and Nominating Committee Charter

PURPOSE

This charter will serve to govern the operations of the Corporate Governance and Nominating Committee (“Committee”) of the Board of Directors of Citizens Bancorp of Virginia, Inc. and its subsidiary, Citizens Bank and Trust Company (the “Company”).  The Board of Directors has appointed the Committee to assist with the development and implementation of the Company’s corporate governance policies, to determine the composition of the Board of Directors and Committees, and to monitor the process of assessing the Board’s effectiveness.

COMPOSITION AND INDEPENDENCE

The Committee:

•

Shall consist of not less than three independent members of the Board, who shall be appointed by the Board of Directors;

•

Members shall consist solely of the individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company;

•

Members shall be appointed and may be removed by the Board;

•

Shall be subject to the provisions of the Company’s Bylaws relating to committees of the Board of Directors, including those provisions relating to removing committee members and filling vacancies; and

•

Shall not have members that are employed or otherwise affiliated with the Bank’s independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors.  In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter posing the potential or actual conflict of interest is resolved.

FUNCTIONS

The Committee shall perform the following functions:

•

Establish criteria for the identification and selection of individuals for nomination and election to the Board;

•

Review and recommend to the Board the re-nomination of incumbent directors;

•

Recommend to the Board the director nominees for election at the next annual meeting of shareholders;

•

Recommend to the Board the size and composition of the Board and its committees and meeting frequency;

•

Review the structure of the Board of Directors and its committees and recommend to the Board for its approval directors to serve as members of each committee;

•

Review and make recommendations annually to the Board regarding director compensation;

•

Make recommendations to the Board regarding the Company’s management succession plan;

•

Develop and recommend to the Board an annual self-evaluation process of the Board of Directors and its committees;

•

Review and recommend for adoption by the Board a set of corporate governance principles to be reviewed annually;

•

Periodically review the Company’s director orientation programs, director continuing education programs, and the Company’s ethics compliance programs;

•

Review and approve transactions between the Company and any director, officer, or affiliate of the Company that would be required under SEC rules and regulations to be disclosed in the Company’s annual proxy statement; and

•

Annually, review and assess the Charter’s adequacy and recommend any proposed changes to the Board for approval.

QUORUM AND MEETINGS

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance.  Meetings shall be scheduled at the directions of the Chairman.  Except in emergency situations, notice of the meetings shall be provided at least ten days in advance.  The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision.  The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

OTHER AUTHORITY

The Committee is authorized to confer with Bank Management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to delegate any of its responsibilities to a subcommittee or subcommittees. The committee is also authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

[FORM OF PROXY]

PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY CITIZENS BANCORP OF VIRGINIA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MAY 17, 2006

  The undersigned shareholder of Citizens Bancorp of Virginia, Inc. (the “Company”) hereby acknowledges receipt of the Notice of the 2006 Annual Meeting of Shareholders and Proxy Statement attached thereto, and hereby appoints J. Eric Roberts and Lynn K. Shekleton, and each of them (with full power to act without the other and with full power of substitution), as the true and lawful attorneys and proxies of the undersigned to vote all of the shares of record in the name of the undersigned, with all of the powers that the undersigned would possess if personally present at the 2006 Annual Meeting, or any adjournment thereof.

   The proxies are hereby further authorized to vote as specified hereon upon the following items (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ITEMS):

		1. The election as directors of all nominees listed (except as marked to the contrary below):		With For all For hold Except
		Nominees: Irving J. Arnold Joseph D. Borgerding William D. Coleburn Joseph M. H. Irby	Roy C. Jenkins, Jr. Joseph F. Morrissette E. Walter Newman, Jr.	Jo Anne Scott Webb Samuel H. West Jerome A. Wilson, III
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		2. To ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books and accounts of the Company for fiscal year 2006.		For Against Abstain

   THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTIONS ARE GIVEN BY THE UNDERSIGNED, OR IF DIRECTIONS ARE UNCLEAR, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1 AND 2 IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY.

   The undersigned hereby revokes all proxies given prior to this date for the 2006 Annual Meeting of Shareholders of the Company.

   Please date, sign and return promptly.  Only one of several joint owners needs to sign.  Fiduciaries must state title.  If signing for a corporation or partnership, or as fiduciary, indicate the capacity in which you are signing and state the name of the business or beneficiary.

Please be sure to sign and date this Proxy in the box below	Date
----Shareholder sign above --- Co-holder (if any) sign above ---

………………………………………………………………………………………………………………………………………………………………………….

↑ Detach above card, sign, date and mail in postage paid envelope provided.  ↑

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

SIGNING THIS PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU DESIRE. SEE THE PROXY STATEMENT FOR FURTHER INFORMATION. PLEASE ACT PROMPTLY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.